UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 18, 2011
Date of Report (Date of earliest event reported)

NYSE Euronext
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33392 (Commission File Number)	20-5110848 (IRS Employer Identification No.)

11 Wall Street New York, New York (Address of principal executive offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 656-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On March 14, 2011, following the receipt of all necessary regulatory approvals, NYSE Euronext amended and restated its By-Laws. The amendment eliminates the requirement that the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of the outstanding capital stock of the Corporation entitled to vote generally in the election of directors is necessary for the stockholders to amend or repeal Article III, Section 3.1 of the Bylaws.
     The amended and restated bylaws, marked to show changes to the former bylaws, are attached hereto as Exhibit 3.1 and are incorporated by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of NYSE Euronext dated as of March 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext
Dated: March 18, 2011	By	/s/ Janet L. McGinness
Janet L. McGinness
SVP — Legal & Corporate Secretary